                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 4, 2003

                               TWINLAB CORPORATION

               (Exact Name of Registrant as Specified in Charter)


           Delaware                   0-21003                    11-3317986
           --------                   -------                    ----------
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
        Incorporation)              File Number)             Identification No.)

                          150 MOTOR PARKWAY, SUITE 210
                            HAUPPAUGE, NEW YORK 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On September 4, 2003, Twinlab Corporation, Twin Laboratories Inc. and Twin Laboratories (UK) Ltd. (collectively the "Company") commenced voluntary cases under chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (Case No. 03-15564). The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as a "debtor-in-possession" pursuant to sections 1107(a) and 1108 of the Federal Bankruptcy Code. The Company has filed papers seeking approval from the Bankruptcy Court for a new $35 million debtor-in-possession financing facility to be provided by The CIT Group/Business Credit, Inc., as agent for a lender group.

      On September 4, 2003, the Company also entered into an asset purchase agreement with IdeaSphere, Inc. of Grand Rapids, Michigan pursuant to which the Company and certain of its subsidiaries will sell substantially all of their assets for a purchase price of $65 million in cash, the assumption of $3.7 million of employee and related liabilities of the Company, and the assumption of substantial amounts of the Company's executory contracts and unexpired leases. The sale is being conducted pursuant to section 363 of the Federal Bankruptcy Code and, as such, remains subject to mandatory bankruptcy procedures and the approval of the Bankruptcy Court. The sale is also subject to satisfaction of other standard and customary conditions, including the receipt of regulatory approvals.

      A copy of the press release announcing the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      99.1  Press release dated September 4, 2003.

      99.2 Asset purchase agreement among Twinlab Corporation, Twin Laboratories Inc., Twin Laboratories (UK) Ltd., IdeaSphere, Inc. and TL Acquisition Corp. dated as of September 4, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2003                    TWINLAB CORPORATION
                                           (registrant)


                                           By:      /s/ Ross Blechman
                                               ---------------------------------
                                           Name: Ross Blechman
                                           Its: Chairman of the Board,
                                                Chief Executive Officer and
                                                President


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
99.1          Press release dated September 4, 2003.

99.2          Asset purchase agreement among Twinlab Corporation,
              Twin Laboratories Inc., Twin Laboratories (UK) Ltd.,
              IdeaSphere, Inc. and TL Acquisition Corp. dated as of
              September 4, 2003.


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